CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Sep. 30, 2012	Jun. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
CONSOLIDATED BALANCE SHEETS [Abstract]
Common stock, par value per share	$ 0.0001	$ 0.0001	$ 0.0001	$ 0.0001
Common stock, shares authorized	125,000,000	125,000,000	125,000,000	125,000,000
Common stock, shares issued	68,596,903	68,160,161	68,178,946	49,863,801
Common stock, shares outstanding	68,596,903	68,160,161	68,178,946	49,863,801